                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-43

                                INVESTMENT TRUST
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Capital Growth Fund

Annual Report to Shareholders

September 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2003

Classes A, B, C, I and Institutional

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Capital Growth Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	21.34%	-16.99%	-.39%	6.47%
Class B(a)	20.43%	-17.64%	-1.18%	5.62%
Class C(a)	20.42%	-17.62%	-1.15%	5.65%
S&P 500 Index+	24.40%	-10.13%	1.00%	10.05%
Russell 1000 Growth Index++	25.92%	-19.05%	-2.46%	8.54%

Scudder Capital Growth Fund	1-Year	Life of Class*
Class I++	21.93%	-11.98%
S&P 500 Index+	24.40%	-7.26%
Russell 1000 Growth Index++	25.92%	-10.13%
Scudder Capital Growth Fund	1-Year	Life of Class**
Institutional Class++	21.72%	4.04%
S&P 500 Index+	24.40%	10.16%
Russell 1000 Growth Index++	25.92%	11.98%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C	Class I	Institutional Class
Net Asset Value: 9/30/03	$ 37.08	$ 36.43	$ 36.44	$ 37.48	$ 37.32
9/30/02	$ 30.56	$ 30.25	$ 30.26	$ 30.74	$ 30.66

Class A Lipper Rankings - Large-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	256	of	649	40

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Capital Growth Fund - Class A(c) [] S&P 500 Index+ [] Russell 1000 Growth Index++

Yearly periods ended September 30

Comparative Results (Adjusted for Sales Charge)
Scudder Capital Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$11,440	$5,391	$9,244	$17,636
	Average annual total return	14.40%	-18.61%	-1.56%	5.84%
Class B(c)	Growth of $10,000	$11,743	$5,487	$9,355	$17,278
	Average annual total return	17.43%	-18.13%	-1.32%	5.62%
Class C(c)	Growth of $10,000	$11,926	$5,534	$9,343	$17,147
	Average annual total return	19.26%	-17.90%	-1.35%	5.54%
S&P 500 Index+	Growth of $10,000	$12,440	$7,258	$10,508	$26,053
	Average annual total return	24.40%	-10.13%	1.00%	10.05%
Russell 1000 Growth Index++	Growth of $10,000	$12,592	$5,304	$8,829	$22,694
	Average annual total return	25.92%	-19.05%	-2.46%	8.54%

Scudder Capital Growth Fund		1-Year	Life of Class*
Class I*	Growth of $10,000	$12,193	$7,482
	Average annual total return	21.93%	-11.98%
S&P 500 Index+	Growth of $10,000	$12,440	$8,439
	Average annual total return	24.40%	-7.26%
Russell 1000 Growth Index++	Growth of $10,000	$12,592	$7,864
	Average annual total return	25.92%	-10.13%

Comparative Results (Adjusted for Sales Charge) (continued)
Scudder Capital Growth Fund		1-Year	Life of Class**
Institutional Class*	Growth of $10,000	$12,172	$10,451
	Average annual total return	21.72%	4.04%
S&P 500 Index+	Growth of $10,000	$12,440	$11,089
	Average annual total return	24.40%	10.16%
Russell 1000 Growth Index++	Growth of $10,000	$12,592	$11,285
	Average annual total return	25.92%	11.98%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B, C, I and Institutional

* Class I shares commenced operations on June 25, 2001. Index returns begin June 30, 2001.
** Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
* Class I and Institutional Class shares are not subject to sales charges.
a Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class AARP shares of the Scudder Capital Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class AARP shares of the Scudder Capital Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on a fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns
Scudder Capital Growth Fund	1-Year	3-Year	5-Year	10-Year
Class AARP	21.66%	-16.77%	-.12%	6.75%
Class S(a)	21.65%	-16.77%	-.12%	6.76%
S&P 500 Index+	24.40%	-10.13%	1.00%	10.05%
Russell 1000 Growth Index++	25.92%	-19.05%	-2.46%	8.54%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 9/30/03	$ 37.30	$ 37.31
9/30/02	$ 30.66	$ 30.67

Class AARP Lipper Rankings - Large-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	233	of	649	36
3-Year	191	of	513	37
5-Year	119	of	335	36
10-Year	47	of	95	49

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Capital Growth Fund - Class AARP [] S&P 500 Index+ [] Russell 1000 Growth Index++

Yearly periods ended September 30

Comparative Results
Scudder Capital Growth Fund		1-Year	3-Year	5-Year	10-Year
Class AARP	Growth of $10,000	$12,166	$5,765	$9,939	$19,225
	Average annual total return	21.66%	-16.77%	-.12%	6.75%
Class S(a)	Growth of $10,000	$12,165	$5,766	$9,942	$19,230
	Average annual total return	21.65%	-16.77%	-.12%	6.76%
S&P 500 Index+	Growth of $10,000	$12,440	$7,258	$10,508	$26,053
	Average annual total return	24.40%	-10.13%	1.00%	10.05%
Russell 1000 Growth Index++	Growth of $10,000	$12,592	$5,304	$8,829	$22,694
	Average annual total return	25.92%	-19.05%	-2.46%	8.54%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

a Returns shown for Class S shares for the periods prior to its inception on July 17, 2000 are derived from the historical performance of Class AARP shares of the Scudder Capital Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S) for the Fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

Scudder Capital Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Capital Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Julie M. Van Cleave

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Head of Large Cap Growth.

• Previous experience includes 18 years' investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.

• MBA, University of Wisconsin - Madison.

Jack A. Zehner

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Previous experience includes eight years' investment industry experience at Mason Street Advisors where he served most recently as Director - Common Stock.

• MBA, Marquette University.

Thomas J. Schmid

CFA, Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Previous experience includes 15 years' investment industry experience, most recently serving as Director - Common Stock at Mason Street Advisors.

• MBA, University of Chicago.

In the following interview, Portfolio Managers Julie M. Van Cleave, Thomas J. Schmid and Jack A. Zehner discuss Scudder Capital Growth Fund's strategy and the market environment during the 12-month period ended September 30, 2003. The team assumed the management duties of the fund in December 2002.

Q: How did the US stock market perform during the past year?

A: We're pleased to report that after three calendar years (2000, 2001, 2002) of losses, the stock market, as measured by the Standard & Poor's 500 index, posted solid gains - up 24.40% for the 12 months ended September 30, 2003.1 The road to this recovery, however, was quite volatile - especially in the first half of the fiscal period. At the start of the period, technology stocks gained momentum and led the S&P 500 to a gain of 8.44% in the fourth quarter of 2002. In January, investors became skittish once again, as they speculated about the impending war with Iraq, continued sluggish economic growth and the lack of solid improvement in corporate earnings. In the first quarter of 2003, the S&P 500 lost 3.15%. This backdrop quickly changed for the better, however, once it became apparent that the war would be resolved quickly. After reaching a low in mid-March, stocks staged a rally in the second calendar quarter of 2003, with the S&P 500 gaining 15.39%. Gains continued through the end of the reporting period, but at a more conservative pace. The market gains were broad-based, pushing the returns of all ten S&P 500 industry sectors into positive territory for the full year.

1 The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Returns reflect the reinvestment of all distributions. It is not possible to invest directly in the index.

Q: How did the fund perform compared with its benchmark and peers?

A: For the 12-month period ended September 30, 2003, Class A shares (unadjusted for sales charges) of Scudder Capital Growth Fund produced a total return of 21.34%. (Please see pages 3 through 8 for the performance of other share classes.) The fund trailed its benchmark, the S&P 500 index, which returned 24.40% for the same period, but finished slightly ahead of the 21.15% average return of the 649 funds in the Lipper Large-Cap Growth Funds category.2

2 The Lipper Large-Cap Growth Funds Category is an unmanaged group of 649 mutual funds that primarily invest in large-cap stocks with a greater-than-average growth orientation compared with the overall market. Returns reflect the reinvestment of all distributions. It is not possible to invest directly in the index.

Our goal for the fund is to seek returns above the S&P 500 benchmark and above large-cap growth peers on a long-term basis. Our team took over management of the fund in mid-December 2002. Most of the fund's performance for this period can therefore be attributed to our management. There were, however, a few issue-specific events that took place prior to December that negatively impacted performance on a full-year basis.

Q: Will you explain how you select stocks for the fund?

A: Upon taking over management duties, we conducted an analysis of the portfolio. The portfolio held many stocks that we liked. We kept some of those issues, but in many cases, we adjusted the fund's exposure to them to better reflect our style. In some cases that meant reducing the fund's position in certain stocks in an effort to reduce stock-specific risk. We eliminated some poorly performing stocks and reallocated assets to stocks that we believed were more likely to support performance. When we select stocks for the fund, we begin by conducting a thorough analysis of economic trends. This helps us determine the industries that we believe will experience the fastest growth. This industry assessment is combined with in-depth company research to narrow the field of investment candidates. We work closely with Scudder's large team of research analysts to identify companies within those industries that we believe offer the best potential to deliver strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

Q: Technology stocks performed very well during the period. How did the fund's holdings in this sector perform?

A: We're pleased to report that the fund's technology stocks - a position larger than that of the benchmark - outperformed the S&P 500 during the period. So, the fund was helped by its large position and the performance of individual technology stocks.

Overall, our goal is to maintain a technology position with both breadth and strength. To this end, we have focused the fund's investments in solid companies with long-term track records. Holdings represent a variety of industry sub-sectors - from semiconductors to software to storage companies. For the most part, the fund does not invest in the more speculative areas of the sector or in companies that don't have proven track records. As a result, the fund holds a number of the largest names in tech, such as Intel, EMC, Cisco, Oracle, IBM and Microsoft. All were among the top contributors to the fund's performance during the year.

Intel, the leading semiconductor (computer chip) manufacturer, was the second most significant individual contributor to positive fund performance. Intel has broadened its product line to appeal to the needs of consumers as well as corporations. This has been extremely helpful, as corporations have continued to cut costs, while consumers have kept spending. Intel has also been diligent in cutting its operational costs, which has helped it keep its competitive edge. We are also enthusiastic about the prospects for the company's new Centrino wireless strategy. This multicomponent solution is expected to expand wireless access and functionality at more reasonable costs for customers.

EMC, which provides data storage solutions, also produced strong returns for the fund. This is another example of a technology company that broadened and adapted its product line to appeal to cost-conscious customers. Historically, EMC provided generally high-priced hardware data storage solutions to corporations. Over the past few years, however, the company has not only enhanced its offerings to include more software products and solutions, it has also worked hard to design across all price points and offer lower-priced hardware solutions as well. This shift in focus has led to strong earnings for the company.

Q: What other areas performed well for the fund?

A: The fund benefited from strong stock selection in financials, industrials and consumer staples.

Financials: Here, we emphasized brokerage houses and investment banks such as Citigroup, Morgan Stanley and American Express, which were all solid performers. Our thesis was that these companies should benefit as the economy and market environment improved. That is indeed what occurred.

Industrials: Our relatively small position in industrial stocks helped the fund vs. its benchmark this period, as industrial stocks underperformed the market as a whole. Also helpful was that the industrial stocks owned by the fund delivered solid returns. Top-performing holdings included General Electric, a large and broadly diversified industrial conglomerate, and United Technologies, a diversified conglomerate with a sizeable defense segment. Both companies benefited from the improved economic backdrop, and United Technologies also benefited from increased defense and general industrial spending.

Consumer staples3: While consumer staples stocks gained ground in the period, they appreciated at a much slower pace than most other industry sectors within the S&P 500. The fund benefited by holding a smaller position in staples stocks than the S&P 500. Despite the fund's relatively small consumer staples position, several of its holdings posted strong gains. The most significant contributor in this area was PepsiCo, which benefited from higher unit sales of its beverages, strong growth in its snacks segment and the successful integration of Quaker Oats.

3 Consumer staples stocks are those that make products, such as food and beverages, that consumers need to buy regardless of economic conditions.

Q: Health care represents a large share of the fund's assets. How did the fund's health care stocks perform?

A: Health care was the largest detractor from performance. Not only was the fund overweight in the sector, but also our holdings underperformed the health care stocks within the S&P 500. The most significant contributor on the downside was Tenet Healthcare, which we inherited upon taking over the portfolio. Tenet, a health care provider, plunged in October amid allegations of unnecessary surgical procedures and fraudulent billing. Although we eliminated the stock from the portfolio when we assumed management, Tenet was by far the most significant negative contributor to fund performance among individual companies.

We made back some of that shortfall with our investments in biotechnology. This sector has been very volatile over time, due in part to the small size of many companies within the industry. However, a number of biotechnology companies have now reached "critical mass" in terms of their size and ability to compete with large pharmaceutical firms. Genentech - which rose after successfully bringing a new cancer therapy to the market - was the best individual contributor to fund performance. Gilead Sciences also produced favorable returns for the fund due to the successful launch of its new AIDS drug, Viread.

Johnson & Johnson, a leading pharmaceutical and medical device company and a large holding for the fund, declined during the period and hurt the fund's performance. Investors reacted negatively after the company launched its new drug-coated stent, but could not keep pace with the strong demand.

While this event detracted from the fund's returns during the reporting period, we continue to like Johnson & Johnson as a long-term holding. This favorable view is based on our belief that the company's recent challenges have been fully factored into its stock price, making it attractively valued at this level. Additionally, Johnson & Johnson has a well-diversified product line that we expect will offset its recent weakness.

Q: Were there other areas that detracted from relative performance?

A: While the fund's larger-than-benchmark position in energy helped performance during the first half of the period, it detracted from performance for the full 12 months. Energy, traditionally considered a defensive sector, trailed during the second half of the period as investors favored industries that they believed could provide more high-powered returns in the strong market environment. We remain positive on the sector, however, on a long-term basis. As the economy regains its strength, we anticipate the current supply/demand imbalance, especially in North American natural gas, to exacerbate and keep commodity prices elevated. Supplies of natural gas had fallen to historic lows and we expect exploration firms, rig companies and oil service firms to benefit as higher natural gas prices support further industry efforts to increase inventories. Our holdings in this area include exploration and production companies that stand to benefit from stronger natural gas prices, such as EOG Resources and Nabors Industries. We also hold stocks of companies that provide services to the drilling firms, such as Schlumberger and Baker Hughes. We believe services companies such as these will benefit from a revival in economic growth as well as the growing need to find and replace oil and natural gas reserves. Overall, we have a very favorable long-term view on the sector.

Q: Any final thoughts for investors?

A: The stock market always presents us with ups and downs, but the past six months were squarely in the "up" column. While we of course can't suggest that the market will continue its gains, we urge investors to keep their long-term investment goals in mind at all times. Moving in and out of the market to seek short-term gains or miss short-term volatility seldom profits investors over the long term. We urge investors to maintain a diversified portfolio and to remain focused on long-term objectives regardless of what the market happens to be doing in the short term. We hope you'll keep Scudder Capital Growth Fund as an important component of your well-diversified portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2003

Asset Allocation	9/30/03	9/30/02

Common Stocks	97%	97%
Cash Equivalents	3%	3%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/03	9/30/02

Information Technology	25%	19%
Health Care	21%	26%
Consumer Discretionary	14%	18%
Consumer Staples	12%	9%
Financials	11%	13%
Industrials	7%	7%
Energy	7%	8%
Telecommunications Services	2%	-
Materials	1%	-
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2003 (31.0% of Portfolio)
1. Microsoft Corp. Developer of computer software	4.4%
2. Intel Corp. Designer, manufacturer and seller of computer components and related products	3.6%
3. General Electric Co. Industrial conglomerate	3.3%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	3.2%
5. Johnson & Johnson Provider of health care products	3.1%
6. International Business Machines Corp. Manufacturer of computers and provider of information processing services	3.1%
7. Wal-Mart Stores, Inc. Operator of discount stores	3.0%
8. Colgate-Palmolive Co. Manufacturer of household and personal care products	2.6%
9. Cisco Systems, Inc. Developer of computer network products	2.4%
10. Abbott Laboratories Developer of health care products	2.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2003

	Shares	Value ($)

Common Stocks 96.9%
Consumer Discretionary 13.0%
Automobiles 1.5%
Harley-Davidson, Inc.	372,300	17,944,860
Hotels, Restaurants & Leisure 2.1%
International Game Technology	604,400	17,013,860
YUM Brands, Inc.*	320,300	9,487,286
		26,501,146
Media 4.6%
Comcast Corp. "A"*	504,300	14,897,022
McGraw-Hill, Inc.	196,600	12,214,758
Omnicom Group, Inc.	230,400	16,554,240
Viacom, Inc. "B"	332,100	12,719,430
		56,385,450
Multiline Retail 2.9%
Kohl's Corp.*	212,200	11,352,700
Target Corp.	653,100	24,576,153
		35,928,853
Specialty Retail 1.9%
Home Depot, Inc.	214,600	6,835,010
Lowe's Companies, Inc.	196,300	10,187,970
Staples, Inc.*	286,600	6,806,750
		23,829,730
Consumer Staples 11.7%
Beverages 3.1%
PepsiCo, Inc.	582,000	26,673,060
The Coca-Cola Co.	258,500	11,105,160
		37,778,220
Food & Drug Retailing 4.0%
Walgreen Co.	398,200	12,200,848
Wal-Mart Stores, Inc.	667,100	37,257,535
		49,458,383
Household Products 4.6%
Colgate-Palmolive Co.	573,800	32,069,682
Procter & Gamble Co.	265,500	24,643,710
		56,713,392
Energy 6.5%
Energy Equipment & Services 4.0%
Baker Hughes, Inc.	360,600	10,670,154
Nabors Industries Ltd.*	553,000	20,604,780
Noble Corp.*	162,000	5,506,380
Schlumberger Ltd.	266,600	12,903,440
		49,684,754
Oil & Gas 2.5%
ConocoPhillips	233,600	12,789,600
EOG Resources, Inc.	418,000	17,447,320
		30,236,920
Financials 11.0%
Banks 1.3%
Bank of America Corp.	210,200	16,404,008
Diversified Financials 7.3%
American Express Co.	517,800	23,332,068
Citigroup, Inc.	557,766	25,383,931
Fannie Mae	252,900	17,753,580
Morgan Stanley	280,100	14,133,846
State Street Corp.	204,100	9,184,500
		89,787,925
Insurance 2.4%
American International Group, Inc.	267,330	15,424,941
Marsh & McLennan Companies, Inc.	288,800	13,749,768
		29,174,709
Health Care 20.8%
Biotechnology 3.7%
Amgen, Inc.*	55,800	3,603,006
Genentech, Inc.*	350,400	28,081,056
Gilead Sciences, Inc.*	251,700	14,077,581
		45,761,643
Health Care Equipment & Supplies 4.4%
Baxter International, Inc.	439,800	12,780,588
Boston Scientific Corp.*	97,300	6,207,740
Medtronic, Inc.	492,200	23,094,024
Zimmer Holdings, Inc.*	210,730	11,611,223
		53,693,575
Health Care Providers & Services 1.5%
UnitedHealth Group, Inc.	377,000	18,970,640
Pharmaceuticals 11.2%
Abbott Laboratories	665,200	28,304,260
Eli Lilly & Co.	335,600	19,934,640
Johnson & Johnson	762,800	37,773,856
Merck & Co., Inc.	244,100	12,356,342
Pfizer, Inc.	1,294,525	39,327,669
		137,696,767
Industrials 7.2%
Aerospace & Defense 2.2%
United Technologies Corp.	352,400	27,233,472
Air Freight & Logistics 0.9%
FedEx Corp.	180,400	11,623,172
Industrial Conglomerates 4.1%
3M Co.	142,800	9,863,196
General Electric Co.	1,345,900	40,121,279
		49,984,475
Information Technology 24.3%
Communications Equipment 2.4%
Cisco Systems, Inc.*	1,515,800	29,618,732
Computers & Peripherals 4.8%
EMC Corp.*	1,664,400	21,021,372
International Business Machines Corp.	426,700	37,690,411
		58,711,783
IT Consulting & Services 1.0%
Fiserv, Inc.*	357,900	12,966,717
Semiconductor Equipment & Products 8.5%
Applied Materials, Inc.*	1,302,300	23,623,722
Intel Corp.	1,628,880	44,810,489
Linear Technology Corp.	449,200	16,085,852
Texas Instruments, Inc.	884,400	20,164,320
		104,684,383
Software 7.6%
BEA Systems, Inc.*	231,300	2,787,165
Electronic Arts, Inc.*	152,700	14,083,521
Microsoft Corp.	1,963,800	54,574,002
Oracle Corp.*	1,036,300	11,627,286
Symantec Corp.*	56,900	3,585,838
VERITAS Software Corp.*	227,500	7,143,500
		93,801,312
Materials 0.8%
Chemicals
Ecolab, Inc.	367,700	9,284,425
Telecommunication Services 1.6%
Diversified Telecommunication Services 0.9%
Verizon Communications, Inc.	365,200	11,847,088
Wireless Telecommunication Services 0.7%
AT&T Wireless Services, Inc.*	1,000,500	8,184,090
Total Common Stocks (Cost $1,048,607,763)		1,193,890,624

Cash Equivalents 3.1%
Scudder Cash Management QP Trust, 1.08%, (b) (Cost $38,422,775)	38,422,775	38,422,775
Total Investment Portfolio - 100.0% (Cost $1,087,030,538) (a)		1,232,313,399

* Non-income producing security.
(a) The cost for federal income tax purposes was $1,089,179,034. At September 30, 2003, net unrealized appreciation for all securities based on tax cost was $143,134,365. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $243,518,637 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $100,384,272.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2003
Assets
Investments: Investments in securities, at value (cost $1,048,607,763)	$ 1,193,890,624
Investment in Scudder Cash Management QP Trust (cost $38,422,775)	38,422,775
Total investments in securities, at value (cost $1,087,030,538)	1,232,313,399
Dividends receivable	673,460
Receivable for Fund shares sold	596,452
Total assets	1,233,583,311
Liabilities
Payable for Fund shares redeemed	1,159,371
Accrued management fee	607,701
Other accrued expenses and payables	481,341
Total liabilities	2,248,413
Net assets, at value	$ 1,231,334,898
Net Assets
Net assets consist of: Undistributed net investment income	573,745
Net unrealized appreciation (depreciation) on investments	145,282,861
Accumulated net realized gain (loss)	(592,769,135)
Paid-in capital	1,678,247,427
Net assets, at value	$ 1,231,334,898

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($96,977,139 / 2,615,089 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 37.08
Maximum offering price per share (100 / 94.25 of $37.08)	$ 39.34
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($44,727,061 / 1,227,840 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 36.43
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($19,425,542 / 533,094 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 36.44
Maximum offering price per share (100 / 99.00 of $36.44)	$ 36.81
Class I Net Asset Value, offering and redemption price per share ($5,489,106 / 146,442 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 37.48
Class AARP Net Asset Value, offering and redemption price per share ($923,825,793 / 24,769,351 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 37.30
Class S Net Asset Value, offering and redemption price per share ($140,324,997 / 3,761,315 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 37.31
Institutional Class Net Asset Value, offering and redemption price per share ($565,260 / 15,145 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 37.32

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2003
Investment Income
Income: Dividends	$ 12,431,995
Interest - Scudder Cash Management QP Trust	278,319
Total Income	12,710,314
Expenses: Management fee	6,773,635
Administrative fee	4,479,013
Distribution service fees	817,951
Trustees' fees and expenses	42,747
Other	23,303
Total expenses, before expense reductions	12,136,649
Expense reductions	(80)
Total expenses, after expense reductions	12,136,569
Net investment income (loss)	573,745
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(186,905,505)
Net unrealized appreciation (depreciation) during the period on investments	410,541,544
Net gain (loss) on investment transactions	223,636,039
Net increase (decrease) in net assets resulting from operations	$ 224,209,784

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
	2003	2002
Operations: Net investment income (loss)	$ 573,745	$ (2,115,162)
Net realized gain (loss) on investment transactions	(186,905,505)	(286,124,024)
Net unrealized appreciation (depreciation) on investment transactions during the period	410,541,544	(45,686,659)
Net increase (decrease) in net assets resulting from operations	224,209,784	(333,925,845)
Distributions to shareholders from: Net realized gains: Class A	-	(39,000)
Class B	-	(24,881)
Class C	-	(7,471)
Class I	-	(2,044)
Class AARP	-	(472,139)
Class S	-	(71,177)
Fund share transactions: Proceeds from shares sold	150,432,626	179,648,515
Reinvestment of distributions	-	586,689
Cost of shares redeemed	(250,097,490)	(410,609,653)
Net increase (decrease) in net assets from Fund share transactions	(99,664,864)	(230,374,449)
Increase (decrease) in net assets	124,544,920	(564,917,006)
Net assets at beginning of period	1,106,789,978	1,671,706,984
Net assets at end of period (including undistributed net investment income of $573,745 at September 30, 2003)	$ 1,231,334,898	$ 1,106,789,978

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 30.56	$ 39.71	$ 50.11
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.13)	(.07)
Net realized and unrealized gain (loss) on investment transactions	6.57	(9.00)	(10.33)
Total from investment operations	6.52	(9.13)	(10.40)
Less distributions from: Net realized gain on investment transactions	-	(.02)	-
Net asset value, end of period	$ 37.08	$ 30.56	$ 39.71
Total Return (%)[c]	21.34	(23.04)	(20.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	97	77	101
Ratio of expenses (%)	1.23	1.13[d]	1.16*
Ratio of net investment income (loss) (%)	(.14)	(.32)	(.44)*
Portfolio turnover rate (%)	22	13	35
[a] For the period from June 25, 2001 (commencement of sales of Class A shares) to September 30, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.14%.
* Annualized
** Not annualized

Class B
Years Ended September 30,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 30.25	$ 39.63	$ 50.11
Income (loss) from investment operations: Net investment income (loss)[b]	(.30)	(.45)	(.19)
Net realized and unrealized gain (loss) on investment transactions	6.48	(8.91)	(10.29)
Total from investment operations	6.18	(9.36)	(10.48)
Less distributions from: Net realized gain on investment transactions	-	(.02)	-
Net asset value, end of period	$ 36.43	$ 30.25	$ 39.63
Total Return (%)[c]	20.43	(23.64)	(20.91)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	43	65
Ratio of expenses (%)	2.00	1.93[d]	1.96*
Ratio of net investment income (loss) (%)	(.91)	(1.12)	(1.24)*
Portfolio turnover rate (%)	22	13	35
[a] For the period from June 25, 2001 (commencement of sales of Class B shares) to September 30, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.94%.
* Annualized
** Not annualized

Class C
Years Ended September 30,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 30.26	$ 39.63	$ 50.11
Income (loss) from investment operations: Net investment income (loss)[b]	(.30)	(.44)	(.19)
Net realized and unrealized gain (loss) on investment transactions	6.48	(8.91)	(10.29)
Total from investment operations	6.18	(9.35)	(10.48)
Less distributions from: Net realized gain on investment transactions	-	(.02)	-
Net asset value, end of period	$ 36.44	$ 30.26	$ 39.63
Total Return (%)[c]	20.42	(23.64)	(20.91)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	15	19
Ratio of expenses (%)	1.98	1.90[d]	1.94*
Ratio of net investment income (loss) (%)	(.89)	(1.09)	(1.22)*
Portfolio turnover rate (%)	22	13	35
[a] For the period from June 25, 2001 (commencement of sales of Class C shares) to September 30, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.92%.
* Annualized
** Not annualized

Class I
Years Ended September 30,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 30.74	$ 39.76	$ 50.11
Income (loss) from investment operations: Net investment income (loss)[b]	.12	.06	.00[c]
Net realized and unrealized gain (loss) on investment transactions	6.62	(9.06)	(10.35)
Total from investment operations	6.74	(9.00)	(10.35)
Less distributions from: Net realized gain on investment transactions	-	(.02)	-
Net asset value, end of period	$ 37.48	$ 30.74	$ 39.76
Total Return (%)	21.93	(22.69)	(20.65)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	4	5
Ratio of expenses (%)	.74	.67	.69*
Ratio of net investment income (loss) (%)	.35	.14	.04*
Portfolio turnover rate (%)	22	13	35
[a] For the period from June 25, 2001 (commencement of sales of Class I shares) to September 30, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
* Annualized
** Not annualized

Class AARP
Years Ended September 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 30.66	$ 39.74	$ 73.41	$ 62.68	$ 51.24
Income (loss) from investment operations: Net investment income (loss)[a]	.04	(.03)	(.07)	(.10)	.04
Net realized and unrealized gain (loss) on investment transactions	6.60	(9.03)	(25.89)	16.27	18.19
Total from investment operations	6.64	(9.06)	(25.96)	16.17	18.23
Less distributions from: Net investment income	-	-	-	(.04)	(.24)
Net realized gains on investment transactions	-	(.02)	(7.71)	(5.40)	(6.55)
Total distributions	-	(.02)	(7.71)	(5.44)	(6.79)
Net asset value, end of period	$ 37.30	$ 30.66	$ 39.74	$ 73.41	$ 62.68
Total Return (%)	21.66	(22.85)	(38.60)	26.01	36.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	924	840	1,279	2,450	1,735
Ratio of expenses before expense reductions (%)	.97	.87	.88	.91[b]	.91
Ratio of expenses after expense reductions (%)	.97	.87	.88	.90[b]	.91
Ratio of net investment income (loss) (%)	.12	(.06)	(.13)	(.13)	.07
Portfolio turnover rate (%)	22	13	35	66	68
[a] Based on average shares outstanding during the period.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .90% and .90%, respectively.

Class S
Years Ended September 30,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 30.67	$ 39.74	$ 73.41	$ 76.71
Income (loss) from investment operations: Net investment income (loss)[b]	.04	(.02)	(.08)	(.02)
Net realized and unrealized gain (loss) on investment transactions	6.60	(9.03)	(25.88)	(3.28)
Total from investment operations	6.64	(9.05)	(25.96)	(3.30)
Less distributions from: Net realized gains on investment transactions	-	(.02)	(7.71)	-
Net asset value, end of period	$ 37.31	$ 30.67	$ 39.74	$ 73.41
Total Return (%)	21.65	(22.82)	(38.60)	(4.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	140	128	202	7
Ratio of expenses (%)	.97	.85[c]	.88	.89*
Ratio of net investment income (loss) (%)	.12	(.04)	(.16)	(.15)*
Portfolio turnover rate (%)	22	13	35	66
[a] For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.
[b] Based on average shares outstanding during the period.
[c] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was .87%.
* Annualized
** Not annualized

Institutional Class
Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 30.66	$ 35.71
Income (loss) from investment operations: Net investment income (loss)[b]	.08	(.01)
Net realized and unrealized gain (loss) on investment transactions	6.58	(5.04)
Total from investment operations	6.66	(5.05)
Net asset value, end of period	$ 37.32	$ 30.66
Total Return (%)	21.72	(14.14)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.565	.858
Ratio of expenses (%)	.85	.85*
Ratio of net investment income (loss) (%)	.24	(.05)*
Portfolio turnover rate (%)	22	13
[a] For the period from August 19, 2002, (commencement of sales of Institutional Class shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Capital Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares and Institutional Class shares are offered to limited groups of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and Class S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $420,271,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($15,353,000), September 30, 2010 ($134,751,000) and September 30, 2011 ($270,167,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $170,349,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 573,745
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (420,271,000)
Net unrealized appreciation (depreciation) on investments	$ 143,134,365

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2003	2002
Distributions from long-term capital gains	$ -	$ 616,712

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $254,223,671 and $356,630,876, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $3,000,000,000 of the Fund's average daily net assets, 0.555% of the next $1,000,000,000 of such net assets and 0.53% of such net assets in excess of $4,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.58% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375%, 0.35%, 0.10%, 0.30%, 0.30% and 0.275% of the average daily net assets for Class A, B, C, I, AARP, S and Institutional Class shares, respectively, computed and accrued daily and payable monthly for the period October 1, 2002 to December 31, 2002. Effective January 1, 2003, the Fund's Trustees approved new Administrative Fee rates of 0.42%, 0.435%, 0.425%, 0.17%, 0.41%, 0.41% and 0.275% of the average daily net assets for Class A, B, C, I, AARP, S and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C, I and Institutional Class shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the year ended September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at September 30, 2003
Class A	$ 352,592	$ 33,050
Class B	183,749	15,530
Class C	69,691	6,673
Class I	11,289	754
Class AARP	3,357,241	302,899
Class S	503,444	46,620
Institutional Class	1,007	247
	$ 4,479,013	$ 405,773

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund's Independent Trustees of the Fund's shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.00%, 1.015%, 1.005%, 0.75%, 0.99%, 0.99%, and 0.86% of average daily net assets for Class A, B, C, I, AARP, S, and Institutional Class shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2003
Class B	$ 328,525	$ 29,932
Class C	128,310	12,708
	$ 456,835	$ 42,640

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2003	Effective Rate
Class A	$ 215,090	$ 20,790.24%
Class B	106,071	7,755.24%
Class C	39,955	2,712.23%
	$ 361,116	$ 31,257

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended September 30, 2003 aggregated $16,835 and $16, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2003 the CDSC for Class B and C shares aggregated $122,023 and $879, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2003, SDI received $1,723.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $80 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2003		Year Ended September 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	975,085	$ 33,459,901	1,126,043	$ 45,171,718
Class B	308,705	10,390,122	360,158	14,702,221
Class C	228,270	7,691,533	194,904	7,897,495
Class I	329,096	10,985,871	36,822	1,533,370
Class AARP	1,548,361	54,356,879	1,432,547	59,740,922
Class S	964,079	33,033,323	1,215,603	50,601,789
Institutional Class	15,145	514,997	28*	1,000*
		$ 150,432,626		$ 179,648,515
Shares issued to shareholders in reinvestment of distributions
Class A	-	$ -	840	$ 38,152
Class B	-	-	512	23,169
Class C	-	-	162	7,305
Class I	-	-	45	2,044
Class AARP	-	-	9,827	445,630
Class S	-	-	1,552	70,389
		$ -		$ 586,689
Shares redeemed
Class A	(894,533)	$ (30,687,059)	(1,123,077)	$ (45,537,725)
Class B	(493,525)	(16,392,771)	(593,379)	(23,517,908)
Class C	(181,982)	(6,085,070)	(198,531)	(7,803,357)
Class I	(313,401)	(10,278,758)	(40,265)	(1,554,961)
Class AARP	(4,168,728)	(139,638,581)	(6,235,589)	(245,401,215)
Class S	(1,379,220)	(47,014,207)	(2,130,626)	(86,794,487)
Institutional Class	(28)	(1,044)	-	-
		$ (250,097,490)		$ (410,609,653)
Net increase (decrease)
Class A	80,552	$ 2,772,842	3,806	$ (327,855)
Class B	(184,820)	(6,002,649)	(232,709)	(8,792,518)
Class C	46,288	1,606,463	(3,465)	101,443
Class I	15,695	707,113	(3,398)	(19,547)
Class AARP	(2,620,367)	(85,281,702)	(4,793,215)	(185,214,663)
Class S	(415,141)	(13,980,884)	(913,471)	(36,122,309)
Institutional Class	15,117	513,953	28*	1,000*
		$ (99,664,864)		$ (230,374,449)

* For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to September 30, 2002.

Report of Independent Auditors

To the Trustees of Investment Trust and the Shareholders of Scudder Capital Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Capital Growth Fund (the "Fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts November 24, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $6,800,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (56) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (49) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (70) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (59) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (60) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (67) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Julie M. Van Cleave (44) Vice President 2003-present	Managing Director, Deutsche Asset Management; formerly, Managing Director, Mason Street Advisors (1984-2002)	n/a
Charles A. Rizzo (46) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SDGAX	SDGBX	SDGCX	SDGTX
CUSIP Number	460965-742	460965-734	460965-726	460965-544
Fund Number	498	698	798	564

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ACGFX	SCGSX
Fund Number	198	398

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2003, the Scudder Capital Growth Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Capital Growth Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Capital Growth Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               November 24, 2003
                                    ---------------------------